Exhibit 12(b)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Laura F. Fergerson, Chief Executive Officer of the **Franklin Municipal Securities Trust** (the "Registrant"), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. The periodic report on Form N-CSR of the Registrant for the period ended 5/31/2012 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: 7/26/2012

S\LAURA F. FERGERSON

Laura F. Fergerson
Chief Executive Officer - Finance and Administration

Exhibit 12(b)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Gaston Gardey, Chief Financial Officer of the **Franklin Municipal Securities Trust** (the "Registrant"), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. The periodic report on Form N-CSR of the Registrant for the period ended 5/31/2012 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

1. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: 7/26/2012

S\GASTON GARDEY

Gaston Gardey
Chief Financial Officer and Chief Accounting Officer